Schedule of Investments PIMCO Income Strategy Fund II	April 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 139.7% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 24.2%
AAdvantage Loyalty IP Ltd. 5.813% (LIBOR03M + 4.750%) due 04/20/2028 ~		$900	$917
AP Core Holdings II, LLC 6.264% (LIBOR03M + 5.500%) due 09/01/2027 ~		10,413	10,384
Caesars Resort Collection LLC 3.514% (LIBOR03M + 2.750%) due 12/23/2024 ~		11,490	11,450
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,283	2,386
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$1,115	1,100
Clear Channel Outdoor Holdings, Inc. 4.739% (LIBOR03M + 3.500%) due 08/21/2026 ~		3,770	3,692
Emerald TopCo, Inc. 3.957%-4.264% (LIBOR03M + 3.500%) due 07/24/2026 ~		111	110
Envision Healthcare Corp.
TBD% due 07/01/2022 µ		9,900	9,826
4.514% (LIBOR03M + 3.750%) due 10/10/2025 ~		25,553	15,758
Fly Funding SARL 7.012% (LIBOR03M + 6.000%) due 10/08/2025 ~		4,676	4,691
Forbes Energy Services LLC TBD% due 06/30/2022 «		315	0
Gateway Casinos & Entertainment Ltd.
8.750% (LIBOR03M + 8.000%) due 10/15/2027 ~		6,795	6,801
8.750% due 10/18/2027	CAD	1,482	1,157
Intelsat Jackson Holdings SA 4.920% due 02/01/2029		$5,063	4,920
Lealand Finance Co. BV 1.457% (LIBOR03M + 1.000%) due 06/30/2025 ~		788	414
3.457% (LIBOR03M + 3.000%) due 06/28/2024 «~		88	59
McAfee LLC 4.500% due 03/01/2029		1,500	1,475
MPH Acquisition Holdings LLC 4.758% (LIBOR03M + 4.250%) due 09/01/2028 ~		6,965	6,706
Promotora de Informaciones SA
5.250% (EUR003M + 4.250%) due 12/31/2026 ~	EUR	4,670	4,705
9.000% (EUR003M + 8.000%) due 06/30/2027 ~		1,490	1,490
PUG LLC 4.264% (LIBOR03M + 3.500%) due 02/12/2027 ~		$5,520	5,396
Redstone Holdco 2 LP 5.934% (LIBOR03M + 4.750%) due 04/27/2028 ~		2,766	2,668
Rising Tide Holdings, Inc. 5.514% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,092	1,052
Sasol Ltd. TBD% - 1.803% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		4,745	4,664
Sequa Mezzanine Holdings LLC (11.750% Cash) TBD% (LIBOR03M + 10.750%) due 04/28/2024 ~		94	93
SkyMiles IP Ltd. 4.813% (LIBOR03M + 3.750%) due 10/20/2027 ~		400	414
Steenbok Lux Finco 2 SARL 10.750% (EUR003M) due 12/29/2022 ~	EUR	13,187	11,946
Syniverse Holdings, Inc.
6.038% (LIBOR03M + 5.000%) due 03/09/2023 ~		$14,777	14,650
10.038% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,584	1,548
Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		9,715	9,129
Telemar Norte Leste SA 1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		8,757	3,678
U.S. Renal Care, Inc. 6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		4,279	3,944
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,715	3,703
Westmoreland Mining Holdings LLC 15.000% due 03/15/2029		4,866	2,457
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,799	2,799

Total Loan Participations and Assignments (Cost $170,341)			156,182

CORPORATE BONDS & NOTES 60.8%
BANKING & FINANCE 12.8%
Ally Financial, Inc. 8.000% due 11/01/2031 (n)		974	1,142

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (n)		4,800	4,182
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (n)	EUR	2,800	2,661
2.625% due 04/28/2025 (n)		6,685	6,628
3.625% due 09/24/2024 (n)		1,200	1,222
5.375% due 01/18/2028 •		2,100	1,418
8.000% due 01/22/2030 •(n)		3,702	2,641
8.500% due 09/10/2030 •(n)		1,400	1,027
10.500% due 07/23/2029 (n)		3,977	3,084
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	800	194
Barclays PLC
7.125% due 06/15/2025 •(j)(k)	GBP	1,200	1,540
7.750% due 09/15/2023 •(j)(k)		$1,000	1,011
7.875% due 09/15/2022 •(j)(k)	GBP	415	525
8.000% due 06/15/2024 •(j)(k)		$400	413
BOI Finance BV 7.500% due 02/16/2027	EUR	3,000	3,113
Corsair International Ltd. 4.850% due 01/28/2027 •		1,000	1,021
Cosaint Re Pte. Ltd. 10.053% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$900	904
Credit Agricole SA 7.875% due 01/23/2024 •(j)(k)		300	308
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		200	199
7.500% due 12/11/2023 •(j)(k)(n)		7,243	7,273
GSPA Monetization Trust 6.422% due 10/09/2029		2,826	2,822
HSBC Holdings PLC 6.000% due 09/29/2023 •(j)(k)(n)	EUR	2,070	2,226
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(j)(k)	GBP	2,300	2,939
7.875% due 06/27/2029 •(j)(k)		5,027	6,976
Natwest Group PLC 8.000% due 08/10/2025 •(j)(k)		$5,990	6,315
Sanders Re Ltd. 12.020% (SOFRRATE + 11.750%) due 04/09/2029 ~		1,405	1,406
Santander U.K. Group Holdings PLC 6.750% due 06/24/2024 •(j)(k)	GBP	2,025	2,586
Societe Generale SA 7.375% due 10/04/2023 •(j)(k)(n)		$600	603
Tesco Property Finance 6 PLC 5.411% due 07/13/2044	GBP	608	855
Unique Pub Finance Co. PLC 5.659% due 06/30/2027		395	531
Uniti Group LP 6.000% due 01/15/2030 (n)		$8,865	7,405
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		8,297	7,706

			82,876

INDUSTRIALS 36.7%
Altice Financing SA 5.750% due 08/15/2029 (n)		2,739	2,312
Arches Buyer, Inc. 4.250% due 06/01/2028 (n)		1,500	1,335
Boeing Co.
5.705% due 05/01/2040 (n)		860	861
5.805% due 05/01/2050 (n)		1,116	1,118
5.930% due 05/01/2060 (n)		1,036	1,028
6.125% due 02/15/2033 (n)		1,755	1,850
Bombardier, Inc. 7.500% due 03/15/2025 (n)		1,938	1,883
Broadcom, Inc.
3.187% due 11/15/2036 (n)		76	60
3.500% due 02/15/2041 (n)		2,700	2,103
3.750% due 02/15/2051 (n)		1,100	844
4.150% due 11/15/2030 (n)		236	224
4.926% due 05/15/2037 (n)		319	299
Carvana Co. 10.250% due 05/01/2030 (c)		2,500	2,422
CGG SA
7.750% due 04/01/2027	EUR	2,600	2,757
8.750% due 04/01/2027 (n)		$3,656	3,633
Charter Communications Operating LLC
3.700% due 04/01/2051 (n)		200	141
3.850% due 04/01/2061 (n)		400	273
3.900% due 06/01/2052 (n)		5,900	4,266
4.400% due 12/01/2061 (n)		5,200	3,896
CommScope, Inc. 8.250% due 03/01/2027 (n)		7,136	6,074
Community Health Systems, Inc.
5.250% due 05/15/2030 (n)		4,100	3,601

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

8.000% due 03/15/2026 (n)		494	511
Condor Merger Sub, Inc. 7.375% due 02/15/2030 (n)		1,400	1,254
CVS Pass-Through Trust 7.507% due 01/10/2032 (n)		720	830
DISH DBS Corp.
5.250% due 12/01/2026 (n)		4,340	3,993
5.750% due 12/01/2028 (n)		5,420	4,858
Envision Healthcare Corp. 8.750% due 10/15/2026		4,556	1,903
Exela Intermediate LLC 11.500% due 07/15/2026		88	33
Ferroglobe PLC 9.375% due 12/31/2025 (l)		1,700	1,755
Fertitta Entertainment LLC 6.750% due 01/15/2030 (n)		2,300	1,993
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (n)		1,252	1,255
6.875% due 03/01/2026 (n)		1,000	1,004
FMG Resources August 2006 Pty. Ltd. 6.125% due 04/15/2032		1,500	1,492
Ford Motor Co. 7.700% due 05/15/2097 (n)		9,770	10,616
Fresh Market, Inc. 9.750% due 05/01/2023 (n)		7,590	7,411
Frontier Communications Holdings LLC 6.000% due 01/15/2030 (n)		1,745	1,520
HCA, Inc. 7.500% due 11/15/2095 (n)		1,200	1,397
Hestia Re Ltd. 0.000% due 04/22/2025		704	706
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (n)		17,148	16,188
Inter Media & Communication SpA 6.750% due 02/09/2027	EUR	3,000	3,019
Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (n)		$1,900	1,606
NCL Corp. Ltd. 5.875% due 02/15/2027 (n)		2,162	2,064
New Albertsons LP 6.570% due 02/23/2028		6,800	7,714
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (n)		10,500	9,863
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (d)		1,387	1,568
Odebrecht Oil & Gas Finance Ltd. 0.000% due 05/30/2022 (h)(j)		1,101	5
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	4,476	4,041
4.875% due 02/21/2028		318	307
5.950% due 01/28/2031 (n)		$2,567	2,164
6.700% due 02/16/2032 (n)		4,320	3,731
6.750% due 09/21/2047 (n)		4,224	3,061
6.950% due 01/28/2060		320	233
7.690% due 01/23/2050 (n)		2,320	1,818
QVC, Inc. 5.950% due 03/15/2043 (n)		2,324	1,814
Rolls-Royce PLC 3.625% due 10/14/2025 (n)		1,100	1,035
Russian Railways Via RZD Capital PLC 7.487% due 03/25/2031	GBP	1,300	163
Sands China Ltd. 5.400% due 08/08/2028 (n)		$5,811	5,489
Schenck Process Holding GmbH 6.875% due 06/15/2023 (n)	EUR	400	422
Spirit AeroSystems, Inc. 3.950% due 06/15/2023 (n)		$3,142	3,068
Studio City Finance Ltd.
6.000% due 07/15/2025 (n)		2,100	1,774
6.500% due 01/15/2028 (n)		2,100	1,651
Topaz Solar Farms LLC
4.875% due 09/30/2039		1,981	1,954
5.750% due 09/30/2039 (n)		11,656	11,860
Transocean Pontus Ltd. 6.125% due 08/01/2025 (n)		2,481	2,441
Transocean, Inc.
7.250% due 11/01/2025		74	62
7.500% due 01/15/2026		69	56
8.000% due 02/01/2027		134	106
U.S. Renal Care, Inc. 10.625% due 07/15/2027 (n)		3,544	3,065
United Group BV 4.875% due 07/01/2024 (n)	EUR	100	102
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (d)		$5,271	5,409

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

Vale Overseas Ltd. 6.875% due 11/21/2036 (n)		53	58
Vale SA 3.202% due 12/29/2049 «~(j)	BRL	110,000	10,274
Veritas U.S., Inc. 7.500% due 09/01/2025 (n)		$1,123	991
Viking Cruises Ltd. 13.000% due 05/15/2025 (n)		6,375	6,985
VOC Escrow Ltd. 5.000% due 02/15/2028 (n)		2,100	1,898
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 «(d)		26,806	27,720
Windstream Escrow LLC 7.750% due 08/15/2028 (n)		3,403	3,247
Wynn Macau Ltd.
5.125% due 12/15/2029		200	158
5.500% due 01/15/2026 (n)		1,600	1,374
5.625% due 08/26/2028 (n)		1,000	799
ZipRecruiter, Inc. 5.000% due 01/15/2030 (n)		2,700	2,528

			237,396

UTILITIES 11.3%
DTEK Finance PLC (3.500% Cash and 3.500% PIK) 7.000% due 12/31/2027 (d)		4,288	1,051
Eskom Holdings SOC Ltd.
7.125% due 02/11/2025		2,460	2,357
8.450% due 08/10/2028		220	212
Genesis Energy LP 8.000% due 01/15/2027 (n)		1,768	1,736
NGD Holdings BV 6.750% due 12/31/2026		396	166
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	13,693
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		248	143
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		306	303
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		8,148	1,935
Oi SA 10.000% due 07/27/2025		11,456	9,152
Pacific Gas & Electric Co.
3.450% due 07/01/2025 (n)		228	218
3.750% due 08/15/2042		22	16
4.000% due 12/01/2046		8	6
4.200% due 03/01/2029 (n)		1,800	1,684
4.300% due 03/15/2045		27	21
4.450% due 04/15/2042 (n)		535	434
4.500% due 07/01/2040 (n)		2,873	2,359
4.500% due 12/15/2041		22	18
4.550% due 07/01/2030 (n)		3,739	3,470
4.600% due 06/15/2043		18	15
4.750% due 02/15/2044 (n)		6,295	5,182
4.950% due 07/01/2050 (n)		4,703	3,932
Peru LNG Srl 5.375% due 03/22/2030		7,070	6,090
Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	100	126
6.750% due 06/03/2050 (n)		$2,175	2,019
Rio Oil Finance Trust
8.200% due 04/06/2028		224	241
9.250% due 07/06/2024		388	406
9.250% due 07/06/2024 (n)		808	846
9.750% due 01/06/2027		384	424
Talen Energy Supply LLC
7.250% due 05/15/2027 (n)		7,601	7,288
7.625% due 06/01/2028 (n)		3,820	3,668
Transocean Poseidon Ltd. 6.875% due 02/01/2027 (n)		3,586	3,455

			72,666

Total Corporate Bonds & Notes (Cost $427,954)			392,938

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		3,400	2,924

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

Total Convertible Bonds & Notes (Cost $3,400)		2,924

MUNICIPAL BONDS & NOTES 1.9%
ILLINOIS 0.0%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042	56	61

OHIO 1.0%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111	6,000	6,127

PUERTO RICO 0.2%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043	647	337
Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
0.000% due 07/01/2033 (h)	167	95
4.000% due 07/01/2033	130	121
4.000% due 07/01/2035	117	108
4.000% due 07/01/2037	100	90
4.000% due 07/01/2041	136	123
4.000% due 07/01/2046	141	124
Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (h)	67	61
5.250% due 07/01/2023	145	147

		1,206

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	785	785

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (h)	45,700	4,142

Total Municipal Bonds & Notes (Cost $11,304)		12,321

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
3.500% due 02/25/2042 (a)	366	35
4.500% due 11/25/2042 (a)	1,059	141
5.582% due 01/25/2040 •(a)	167	19
Freddie Mac
0.000% due 02/25/2046 (b)(h)	1,174	987
0.100% due 02/25/2046 (a)	1,174	0
0.700% due 11/25/2055 ~(a)	34,017	2,508
3.000% due 02/15/2033 (a)	952	86
3.500% due 12/15/2032 (a)	1,350	150
6.146% due 11/25/2055 «~	8,249	5,115
8.218% due 12/25/2027 •	2,866	2,877
10.786% due 09/15/2035 •	776	731
11.418% due 03/25/2025 •	396	402
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	215	27
4.000% due 10/16/2042 - 10/20/2042 (a)	184	22

Total U.S. Government Agencies (Cost $13,854)		13,100

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.6%
Banc of America Funding Corp. 6.000% due 01/25/2037	3,276	2,967
Banc of America Funding Trust 3.454% due 01/20/2047 ^~	440	426
BCAP LLC Trust
0.000% due 06/26/2036 ~	70	52
0.000% due 05/26/2037 ~	942	371
2.877% due 08/26/2037 ~	9,134	7,650
3.061% due 08/28/2037 ~	2,490	2,483
3.150% due 07/26/2037 ~	4,649	4,196
3.478% due 09/26/2036 ~	3,492	3,458
4.777% due 03/26/2037 þ	664	936
5.750% due 12/26/2035 ~	1,762	1,464
6.250% due 11/26/2036	2,564	2,105
Bear Stearns ALT-A Trust
1.168% due 01/25/2036 ^•	579	854
2.766% due 11/25/2035 ~	3,965	3,174
2.910% due 11/25/2036 ^~	297	185
3.035% due 09/25/2035 ^~	281	193
3.112% due 09/25/2047 ^~	4,081	2,514
CD Mortgage Trust 5.688% due 10/15/2048	99	90

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

Chase Mortgage Finance Trust
2.977% due 12/25/2035 ^~	4	4
5.500% due 05/25/2036 ^	6	4
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	9	9
6.000% due 09/25/2037	387	382
Commercial Mortgage Loan Trust 6.673% due 12/10/2049 ~	485	81
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,611	1,136
6.000% due 08/25/2037 ^~	778	529
Countrywide Alternative Loan Trust
2.812% due 04/25/2036 ^~	443	394
5.500% due 03/25/2035	207	114
5.500% due 01/25/2036	312	227
5.750% due 01/25/2035	147	144
5.750% due 02/25/2035	209	169
5.750% due 12/25/2036 ^	575	294
6.000% due 02/25/2035	277	248
6.000% due 04/25/2036	368	213
6.000% due 04/25/2037 ^	1,245	705
6.250% due 11/25/2036 ^	474	402
6.250% due 12/25/2036 ^•	419	228
6.500% due 08/25/2036 ^	378	170
Countrywide Home Loan Mortgage Pass-Through Trust
1.248% due 03/25/2035 ^•	2,356	2,015
6.000% due 07/25/2037	1,157	642
6.250% due 09/25/2036 ^	331	168
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^	201	167
Credit Suisse Mortgage Capital Certificates 2.769% due 10/26/2036 ~	6,773	5,426
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^	103	66
First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^~	160	153
2.849% due 05/25/2037 ^~	134	68
Freddie Mac 8.089% due 11/25/2041 •	3,800	3,610
IndyMac IMSC Mortgage Loan Trust 6.500% due 07/25/2037 ^	3,429	1,535
Jackson Park Trust 3.350% due 10/14/2039 ~	2,116	1,671
JP Morgan Alternative Loan Trust
2.726% due 05/25/2036 ^~	864	610
2.734% due 03/25/2036 ^~	966	850
3.341% due 03/25/2037 ^~	541	560
JP Morgan Mortgage Trust
2.697% due 02/25/2036 ^~	166	135
2.823% due 10/25/2035 ~	68	67
6.500% due 09/25/2035	49	41
LB-UBS Commercial Mortgage Trust 5.407% due 11/15/2038 ^	115	74
Lehman Mortgage Trust
6.000% due 07/25/2037 ^	277	266
6.500% due 09/25/2037 ^	1,756	771
Lehman XS Trust 1.108% due 06/25/2047 •	1,041	986
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^	353	117
Merrill Lynch Mortgage Investors Trust 2.640% due 03/25/2036 ^~	1,157	707
Morgan Stanley Capital Trust 4.904% due 11/15/2034 ~	2,400	2,279
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ	7	4
Residential Accredit Loans, Inc. Trust
3.152% due 12/26/2034 ^~	535	255
6.000% due 08/25/2036 ^	172	160
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^	773	396
6.000% due 07/25/2037 ^	1,322	648
6.250% due 09/25/2037 ^	2,496	1,274
Residential Funding Mortgage Securities, Inc. Trust
4.315% due 08/25/2036 ^~	95	87
4.702% due 09/25/2035 ~	448	319
Structured Adjustable Rate Mortgage Loan Trust
2.880% due 11/25/2036 ^~	1,269	1,173
2.906% due 01/25/2036 ^~	1,415	995
SunTrust Adjustable Rate Mortgage Loan Trust 2.306% due 02/25/2037 ^~	98	90
WaMu Mortgage Pass-Through Certificates Trust
2.923% due 05/25/2037 ^~	561	547
3.127% due 02/25/2037 ^~	285	279
3.167% due 07/25/2037 ^~	475	472

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

3.330% due 10/25/2036 ^~		427	410

Total Non-Agency Mortgage-Backed Securities (Cost $69,326)			68,664

ASSET-BACKED SECURITIES 8.0%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,052
Apidos CLO
0.000% due 07/22/2026 ~		$1,500	6
0.000% due 01/20/2031 ~		4,500	2,203
Argent Securities Trust 1.048% due 03/25/2036 •		3,192	2,053
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	1,752
Bear Stearns Asset-Backed Securities Trust
0.808% due 10/25/2036 ^•		$2,195	3,043
6.500% due 10/25/2036 ^		337	201
Belle Haven ABS CDO Ltd. 1.212% due 07/05/2046 •		180,259	305
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	957
0.000% due 10/22/2031 ~		1,500	427
Citigroup Mortgage Loan Trust
0.818% due 12/25/2036 •		12,057	5,646
0.828% due 12/25/2036 ~		1,419	922
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	932	222
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		$8	522
Fremont Home Loan Trust 0.818% due 01/25/2037 •		12,192	6,615
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	287
Home Equity Mortgage Loan Asset-Backed Trust 0.828% due 07/25/2037 •		$2,484	1,576
KKR CLO Ltd. 0.000% due 10/17/2031 ~		3,000	2,239
Lehman XS Trust 6.790% due 06/24/2046 þ		655	697
Magnetite Ltd. 0.000% due 01/15/2028 ~		5,650	2,229
Marlette Funding Trust
0.000% due 09/17/2029 «(h)		7	690
0.000% due 03/15/2030 «(h)		6	548
Merrill Lynch Mortgage Investors Trust 0.988% due 04/25/2037 •		395	253
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		441	250
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,177
SLM Student Loan Trust 0.000% due 01/25/2042 «(h)		4	1,475
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	607
0.000% due 10/15/2048 «(h)		1	454
Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		4,400	593
0.000% due 07/25/2040 «(h)		21	304
SoFi Professional Loan Program LLC 0.000% due 09/25/2040 «(h)		1,758	283
South Coast Funding Ltd. 0.966% due 08/10/2038 •		11,557	1,201
Taberna Preferred Funding Ltd.
0.675% due 12/05/2036 •		4,659	4,111
0.695% due 08/05/2036 •		288	257
0.695% due 08/05/2036 ^•		5,692	5,080
1.432% due 07/05/2035 •		1,495	1,365

Total Asset-Backed Securities (Cost $82,240)			51,602

SOVEREIGN ISSUES 3.1%
Argentina Government International Bond
0.500% due 07/09/2030 þ		4,017	1,134
1.000% due 07/09/2029		683	220
1.125% due 07/09/2035 þ		4,041	1,124
1.125% due 07/09/2046 þ		115	33
1.400% due 03/25/2023	ARS	49,821	568
2.000% due 01/09/2038 þ		$11,605	4,178
2.500% due 07/09/2041 þ		5,512	1,852
15.500% due 10/17/2026	ARS	61,630	120
40.178% (BADLARPP) due 10/04/2022 ~		51	0
Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,800	1,397
6.375% due 04/11/2031		758	605
7.500% due 02/16/2061		$1,900	1,276

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

Ghana Government International Bond
6.375% due 02/11/2027		500	341
7.875% due 02/11/2035		600	356
8.750% due 03/11/2061		200	116
Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	1,500	1,333
6.625% due 03/22/2048		700	592
Provincia de Buenos Aires 47.632% due 04/12/2025	ARS	363,012	1,747
South Africa Government International Bond 7.300% due 04/20/2052		$2,600	2,441
Turkiye Ihracat Kredi Bankasi AS 8.250% due 01/24/2024		200	205
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,205	410
Venezuela Government International Bond
6.000% due 12/09/2020		$248	21
8.250% due 10/13/2024 ^(e)		28	2
9.250% due 09/15/2027 ^(e)		315	27

Total Sovereign Issues (Cost $33,339)			20,098

		SHARES
COMMON STOCKS 4.2%
COMMUNICATION SERVICES 0.8%
Clear Channel Outdoor Holdings, Inc. (f)		549,096	1,351
iHeartMedia, Inc. 'A' (f)		129,909	2,077
iHeartMedia, Inc. 'B' «(f)		100,822	1,451

			4,879

ENERGY 0.1%
Axis Energy Services 'A' «(f)(l)		2,048	30
Noble Corp. (f)(l)		21,190	676
Valaris Ltd. (f)		2,535	129

			835

FINANCIALS 1.1%
Intelsat SA «(f)(l)		233,192	7,142

INDUSTRIALS 2.2%
Neiman Marcus Group Ltd. LLC «(f)(l)		82,915	14,032
Noble Corp. (f)		1,598	51
Voyager Aviation Holdings LLC «(f)		1,155	0
Westmoreland Mining Holdings «(f)(l)		53,248	0

			14,083

MATERIALS 0.0%
Associated Materials Group, Inc. «(f)		116,123	0

Total Common Stocks (Cost $28,688)			26,939

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(f)		48,952	275

Total Rights (Cost $0)			275

WARRANTS 2.2%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		401	2

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «		819,000	502

INFORMATION TECHNOLOGY 2.1%
Windstream Holdings LLC - Exp. 9/21/2055 «		565,698	13,768

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

Total Warrants (Cost $10,079)			14,272

PREFERRED SECURITIES 9.2%
FINANCIALS 3.9%
AGFC Capital Trust 2.794% (US0003M + 1.750%) due 01/15/2067 ~(n)		1,800,000	1,067
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(j)		70,000	68
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(j)		1,000,000	1,050
Nationwide Building Society 10.250% ~		35,500	7,611
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(j)		13,400,775	15,447

			25,243

INDUSTRIALS 5.3%
General Electric Co. 4.156% (US0003M + 3.330%) due 06/15/2022 ~(j)		268,000	254
Sequa Corp. (15.000% PIK) 15.000% «(d)		25,406	31,795
Voyager Aviation Holdings LLC 9.500% «		6,929	2,264

			34,313

Total Preferred Securities (Cost $46,366)			59,556

REAL ESTATE INVESTMENT TRUSTS 2.5%
REAL ESTATE 2.5%
CBL & Associates Properties, Inc.		6,516	191
Uniti Group, Inc.		274,273	3,398
VICI Properties, Inc.		423,584	12,627

Total Real Estate Investment Trusts (Cost $7,352)			16,216

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 10.5%
REPURCHASE AGREEMENTS (m) 1.8%			11,700

ARGENTINA TREASURY BILLS 0.0%
51.049% due 09/30/2022 (h)(i)	ARS	42,300	176

U.S. TREASURY BILLS 8.7%
0.561% due 05/17/2022 - 07/21/2022 (g)(h)(p)(r)		$56,211	56,170

Total Short-Term Instruments (Cost $68,049)			68,046

Total Investments in Securities (Cost $972,292)			903,133

Total Investments 139.7% (Cost $972,292)			$903,133
Financial Derivative Instruments (o)(q) 0.8%(Cost or Premiums, net $13,880)			5,398
Auction Rate Preferred Shares (13.5)%			(87,425)
Other Assets and Liabilities, net (27.0)%			(174,825)

Net Assets Applicable to Common Shareholders 100.0%			$646,281

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Axis Energy Services 'A'	07/01/2021	$30	$30	0.00%
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 12/03/2019	1,677	1,755	0.27
Intelsat SA	06/19/2017 - 02/23/2022	16,395	7,142	1.11
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	14,032	2.17
Noble Corp.	02/05/2021 - 02/27/2021	285	676	0.10
Westmoreland Mining Holdings	12/08/2014 - 10/19/2016	1,534	0	0.00

$22,640	$23,635	3.65%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(m)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

STR	0.240%	04/29/2022	05/02/2022	$11,700	U.S. Treasury Notes 0.240% due 05/02/2022	$11,934	$11,700	$11,700

Total Repurchase Agreements	$11,934	$11,700	$11,700

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	0.780%	03/10/2022	06/10/2022	$(926)	$(927)
BPS	0.530	11/17/2021	05/12/2022	(2,911)	(2,918)
0.530	12/16/2021	05/12/2022	(3,045)	(3,051)
0.900	03/09/2022	06/09/2022	(1,872)	(1,874)
0.900	04/05/2022	06/23/2022	(379)	(380)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

	0.920	03/07/2022	06/07/2022		(9,727)	(9,741)
	0.920	03/30/2022	06/07/2022		(1,545)	(1,546)
	0.920	04/29/2022	05/02/2022		(1,873)	(1,873)
	0.920	04/29/2022	06/07/2022		(963)	(963)
	0.920	05/02/2022	06/07/2022		(1,618)	(1,618)
	1.250	03/18/2022	09/16/2022		(1,141)	(1,143)
	1.420	03/23/2022	09/23/2022		(1,217)	(1,219)
	1.430	04/25/2022	09/22/2022		(367)	(367)
	1.650	04/12/2022	10/14/2022		(2,041)	(2,043)
	1.990	04/27/2022	10/27/2022		(6,542)	(6,543)
BRC	(3.000)	02/14/2022	TBD(3)	EUR	(821)	(862)
	(1.000)	02/18/2022	TBD(3)		(485)	(513)
	0.560	02/07/2022	05/13/2022		$(4,296)	(4,302)
	0.560	02/10/2022	05/10/2022		(4,081)	(4,087)
	0.720	03/03/2022	05/09/2022		(6,691)	(6,699)
	0.820	03/18/2022	TBD(3)		(8,415)	(8,424)
	0.870	03/08/2022	06/10/2022		(5,154)	(5,160)
	0.870	03/10/2022	06/13/2022		(7,511)	(7,520)
	0.870	03/31/2022	06/13/2022		(1,695)	(1,696)
	0.950	03/10/2022	06/13/2022		(4,168)	(4,173)
	0.950	03/30/2022	06/13/2022		(3,594)	(3,597)
BYR	0.880	03/25/2022	09/26/2022		(7,019)	(7,026)
	0.880	04/13/2022	09/26/2022		(2,033)	(2,034)
CDC	0.430	01/27/2022	05/02/2022		(9,602)	(9,613)
	0.450	02/03/2022	05/09/2022		(1,684)	(1,686)
	0.670	03/23/2022	06/07/2022		(1,912)	(1,913)
	0.720	04/01/2022	06/10/2022		(1,185)	(1,185)
	0.720	04/18/2022	06/10/2022		(538)	(539)
	0.800	02/03/2022	08/05/2022		(2,446)	(2,450)
	0.800	03/30/2022	08/05/2022		(988)	(989)
	1.080	04/07/2022	07/06/2022		(885)	(886)
	1.150	03/08/2022	09/07/2022		(1,664)	(1,667)
	1.150	04/11/2022	09/07/2022		(5,431)	(5,434)
	1.350	05/02/2022	08/02/2022		(2,990)	(2,990)
IND	0.460	02/07/2022	05/09/2022		(97)	(97)
	0.480	04/21/2022	05/09/2022		(1,780)	(1,780)
	0.650	03/09/2022	06/09/2022		(18,072)	(18,090)
	0.860	03/21/2022	06/24/2022		(5,928)	(5,934)
	0.900	03/24/2022	06/24/2022		(1,712)	(1,714)
	0.900	03/30/2022	06/24/2022		(7,916)	(7,922)
JML	(4.000)	02/16/2022	TBD(3)	EUR	(1,622)	(1,696)
	(1.000)	02/18/2022	TBD(3)		(838)	(882)
	(0.450)	02/11/2022	TBD(3)		(2,355)	(2,482)
	(0.430)	03/07/2022	TBD(3)		(1,056)	(1,114)
	(0.350)	01/17/2022	05/11/2022		(2,104)	(2,217)
	(0.350)	03/07/2022	06/07/2022		(460)	(485)
MBC	(0.450)	02/11/2022	TBD(3)		(5,956)	(6,276)
MEI	1.370	04/19/2022	07/20/2022		$(1,392)	(1,393)
NOM	0.930	03/25/2022	06/27/2022		(3,477)	(3,481)
	1.000	03/30/2022	07/05/2022		(3,572)	(3,576)
	1.050	03/24/2022	06/24/2022		(8,900)	(8,910)
RDR	0.850	03/22/2022	05/24/2022		(1,343)	(1,345)
SOG	0.540	03/01/2022	05/03/2022		(2,872)	(2,875)
	0.550	12/23/2021	05/04/2022		(3,193)	(3,199)
	0.550	04/22/2022	05/04/2022		(1,860)	(1,860)
	0.640	04/07/2022	05/03/2022		(2,253)	(2,254)
	0.670	01/07/2022	07/06/2022		(450)	(451)
	0.670	01/07/2022	07/08/2022		(1,789)	(1,793)
	0.990	05/03/2022	06/03/2022		(2,591)	(2,591)
	1.500	04/27/2022	08/01/2022		(1,568)	(1,569)
	1.580	05/03/2022	08/03/2022		(2,209)	(2,209)
	1.620	05/04/2022	08/04/2022		(4,423)	(4,423)

Total Reverse Repurchase Agreements						$(214,269)

(n)					Securities with an aggregate market value of $214,475 and cash of $6,614 have been pledged as collateral under the terms of master agreements as of April 30, 2022.
(1)					Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended April 30, 2022 was $(264,972) at a weighted average interest rate of 0.444%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)					Open maturity reverse repurchase agreement.
(o)					FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2022(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	5.064%		$2,300	$(4)	$14	$10	$0	$(16)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	5.469		1,600	(6)	(2)	(8)	0	(14)
Bombardier, Inc.	5.000	Quarterly	06/20/2027	6.639		1,300	(38)	(37)	(75)	0	(11)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	2.918		3,100	328	(27)	301	0	(10)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	6.122	EUR	700	49	(73)	(24)	0	(2)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	6.368		1,000	39	(87)	(48)	0	(3)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.121		3,500	(268)	(89)	(357)	0	(21)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.621		10,100	(1,106)	523	(583)	0	(71)

							$(1,006)	$222	$(784)	$0	$(148)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP	13,500	$1,309	$449	$1,758	$81	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		4,600	669	530	1,199	71	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		$150,500	73	1,709	1,782	42	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	(9,245)	(153)	0	(267)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	(1,913)	(646)	0	(55)
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		8,100	0	575	575	17	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	01/20/2027		35,800	(124)	(2,083)	(2,207)	0	(75)
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	02/15/2027		5,430	0	399	399	12	0
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	02/15/2027		21,700	(75)	(1,277)	(1,352)	0	(46)
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	02/17/2027		9,000	0	624	624	19	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	02/17/2027		35,800	(135)	(1,928)	(2,063)	0	(76)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	(1,298)	(955)	0	(119)
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		29,500	0	2,658	2,658	74	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		32,500	0	3,020	3,020	81	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	(4,010)	665	0	(205)
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	408	408	7	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		38,000	3,140	3,638	6,778	130	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		40,600	(643)	4,657	4,014	147	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,573)	28,824	22,251	0	(657)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	224	214	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	4,330	4,281	122	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	4,033	3,948	128	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	665	647	37	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	499	732	13	0
Receive	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		187,400	1,405	38,546	39,951	418	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	(72)	129	0	(5)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	981	1,133	77	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		9,600	902	552	1,454	102	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		100	0	0	0	0	0

							$15,749	$75,495	$91,244	$1,586	$(1,505)

Total Swap Agreements							$14,743	$75,717	$90,460	$1,586	$(1,653)

(p)	Securities with an aggregate market value of $6,138 and cash of $20,168 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of April 30, 2022.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	05/2022	$3,389	EUR	3,104	$0	$(114)
06/2022	PEN	1,483	$355	0	(29)
BPS	05/2022	CAD	1,456	1,148	14	0
05/2022	EUR	4,314	4,675	124	0
05/2022	$856	EUR	788	0	(25)
08/2022	254	MXN	5,571	14	0
10/2022	1,272	PEN	5,194	59	0
BRC	06/2022 «	1	RUB	120	1	0
CBK	05/2022	EUR	3,159	$3,448	116	0
05/2022 «	$5	RUB	445	1	0
06/2022	389	PEN	1,483	0	(5)
06/2022 «	1	RUB	64	0	0
07/2022	PEN	246	$63	0	(1)
08/2022	1,254	310	0	(13)
10/2022	2,064	522	0	(6)
11/2022	4,076	1,027	0	(14)
12/2022	1,483	382	5	0
12/2022	$1,311	PEN	5,498	91	0
03/2023	PEN	1,942	$503	12	0
DUB	05/2022 «	RUB	7	0	0	0
05/2022	$24,862	GBP	19,760	0	(15)
05/2022 «	3	RUB	281	0	0
06/2022	GBP	19,760	$24,861	15	0
06/2022 «	$8	RUB	1,182	7	0
08/2022 «	0	0	0	0
10/2022 «	2	236	0	0
GLM	05/2022 «	RUB	8	$0	0	0
05/2022 «	$5	RUB	419	0	0
06/2022	MXN	1,336	$66	1	0
10/2022 «	$6	RUB	583	1	0
HUS	05/2022	EUR	782	$865	40	0
05/2022	GBP	307	390	4	0
05/2022	$440	EUR	396	0	(22)
05/2022	2,562	GBP	1,979	0	(74)
JPM	06/2022 «	1	RUB	78	0	0
MYI	05/2022	EUR	69,702	$77,684	4,152	0
05/2022	$74,187	EUR	69,922	0	(423)
05/2022 «	3	RUB	247	0	0
06/2022	EUR	69,922	$74,282	425	0
SCX	05/2022	GBP	21,432	28,213	1,263	0
05/2022	$4,026	EUR	3,747	0	(74)
SOG	05/2022 «	RUB	126	$1	0	0
05/2022 «	$5	RUB	405	0	0
UAG	05/2022 «	7	522	1	0
06/2022 «	6	696	3	0

Total Forward Foreign Currency Contracts	$6,349	$(815)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at April 30, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.557%	$1,000	$(195)	$182	$0	$(13)
BYL	Banca Monte Dei Paschi Di	5.000	Quarterly	12/20/2022	7.972	EUR	1,100	(35)	20	0	(15)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.557	$1,400	(278)	260	0	(18)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.557	1,700	(353)	331	0	(22)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	5.599	EUR	100	(2)	1	0	(1)

$(863)	$794	$0	$(69)

Total Swap Agreements	$(863)	$794	$0	$(69)

(r)

Securities with an aggregate market value of $111 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of April 30, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of April 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 04/30/2022

Investments in Securities, at Value
Loan Participations and Assignments	$0	$147,781	$8,401	$156,182
Corporate Bonds & Notes
Banking & Finance	0	82,876	0	82,876
Industrials	0	199,402	37,994	237,396
Utilities	0	72,666	0	72,666
Convertible Bonds & Notes
Industrials	0	2,924	0	2,924
Municipal Bonds & Notes
Illinois	0	61	0	61
Ohio	0	6,127	0	6,127
Puerto Rico	0	1,206	0	1,206
Virginia	0	785	0	785
West Virginia	0	4,142	0	4,142
U.S. Government Agencies	0	7,985	5,115	13,100
Non-Agency Mortgage-Backed Securities	0	68,664	0	68,664
Asset-Backed Securities	0	45,542	6,060	51,602
Sovereign Issues	0	20,098	0	20,098
Common Stocks
Communication Services	3,428	0	1,451	4,879
Energy	805	0	30	835
Financials	0	0	7,142	7,142
Industrials	0	51	14,032	14,083
Rights
Financials	0	0	275	275
Warrants
Financials	0	0	2	2
Industrials	0	0	502	502
Information Technology	0	0	13,768	13,768
Preferred Securities
Financials	0	25,243	0	25,243
Industrials	0	254	34,059	34,313
Real Estate Investment Trusts
Real Estate	16,216	0	0	16,216
Short-Term Instruments
Repurchase Agreements	0	11,700	0	11,700
Argentina Treasury Bills	0	176	0	176
U.S. Treasury Bills	0	56,170	0	56,170

Total Investments	$20,449	$753,853	$128,831	$903,133

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,586	0	1,586
Over the counter	0	6,335	14	6,349

$0	$7,921	$14	$7,935
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,653)	0	(1,653)
Over the counter	0	(884)	0	(884)

$0	$(2,537)	$0	$(2,537)

Total Financial Derivative Instruments	$0	$5,384	$14	$5,398

Totals	$20,449	$759,237	$128,845	$908,531

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended April 30, 2022:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 04/30/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 04/30/2022 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$20,167	$4,161	$(14,904)	$(20)	$136	$1,318	$0	$(2,457)	$8,401	$414
Corporate Bonds & Notes
Industrials	0	27,896	(60)	0	0	(176)	10,334	0	37,994	(177)
U.S. Government Agencies	5,117	0	(83)	14	28	39	0	0	5,115	35
Asset-Backed Securities	8,356	0	0	75	0	(1,779)	0	(592)	6,060	(1,667)
Common Stocks
Communication Services	2,346	0	0	0	0	(895)	0	0	1,451	(895)
Energy	30	0	0	0	0	0	0	0	30	0
Financials	0	16,395	0	0	0	(9,253)	0	0	7,142	(9,253)
Industrials	9,123	0	0	0	0	4,909	0	0	14,032	4,909
Materials(2)	822	0	(799)	0	62	(85)	0	0	0	0
Rights
Financials	0	0	0	0	0	275	0	0	275	275
Warrants
Financials	0	5,429	0	0	(40)	(5,387)	0	0	2	(5,387)
Industrials	516	0	0	0	0	(14)	0	0	502	(14)
Information Technology	12,624	0	0	0	0	1,144	0	0	13,768	1,144
Preferred Securities
Industrials	27,166	0	0	0	0	6,893	0	0	34,059	6,538

	$86,267	$53,881	$(15,846)	$69	$186	$(3,011)	$10,334	$(3,049)	$128,831	$(4,077)
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$15	$0	$0	$15	$0

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Totals	$86,267	$53,881	$(15,846)	$69	$186	$(2,996)	$10,334	$(3,049)	$128,846	$(4,077)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 04/30/2022	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$3,678	Indicative Market Quotation			Broker Quote			42.000	—
		4,664	Reference Instrument			Yield			6.058	—
		59	Third Party Vendor			Broker Quote			67.500	—
Corporate Bonds & Notes
Industrials		27,720	Discounted Cash Flow			Discount Rate			9.525	—
		10,274	Reference Instrument			Weighted Average		BRL	46.445	—
U.S. Government Agencies		5,115	Proxy Pricing			Base Price			62.000	—
Asset-Backed Securities		4,235	Discounted Cash Flow			Discount Rate			7.500 - 20.000	15.460
		1,825	Proxy Pricing			Base Price			16.109 - 9,921.498	6,866.252
Common Stocks
Communication Services		1,451	Stock Price w/Liquidity Discount			Liquidity Discount			10.000	—
Energy		30	Other Valuation Techniques(3)			—			—	—
Financials		7,142	Indicative Market Quotation			Broker Quote			$30.625	—
Industrials		14,032	Discounted Cash Flow			Discount Rate			10.500 - 17.700	10.500
Rights
Financials		275	Other Valuation Techniques(3)			—			—	—
Warrants
Financials		2	Other Valuation Techniques(3)			—			—	—
Industrials		502	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000	—
Information Technology		13,768	Comparable Companies / Discounted Cash Flow			EBITDA Multiple		X	3.875	—
Preferred Securities
Industrials		31,795	Comparable Companies			EBITDA Multiple		X/X	9.800/9.000	—
		2,264	Comparable Companies / Discounted Cash Flow			Book Value Multiple / Discount Rate		X/%	0.304/20.180	—
Financial Derivative Instruments – Assets
Over the counter		15	Other Valuation Techniques(3)			—			—	—

Total		$128,846

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	April 30, 2022 (Unaudited)

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at April 30, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Security type updated from Financials to Materials since prior fiscal year end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Fund’s Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of April 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MEI	Merrill Lynch International
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BYL	Barclays Bank PLC London Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	STR	State Street FICC Repo
CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap